Exhibit 99.1

We Make Retail Happen. 100%.

DISCLAIMER This Business Plan includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Plan, including without limitation, the statements regarding our financial position, business strategy, plans and objectives for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, the Company can give no assurance that the expectations will prove to have been correct.

About Across America Real Estate Established as a public company in 2004, Across America Real Estate serves the build-to-suit, small-box retail real estate market niche. With 100% construction financing solutions, Across America Real Estate provides retailers and their developers with the capital and financial expertise to meet expansion plans in this rapidly growing market.

Our Opportunity Most rapidly growing small-box retailers lease locations that are built-to-suit. We believe the small-box retail segment of this market totals $12B - $15B in annual development Across America contracts with preferred developers that build for these major retailers and provides 100% of the construction financing Developers can build more product for retailers - and faster - than using their own financial resources

Across America Real Estate Corp OTCBB: AARD Investor and equity partner in small-box retail projects throughout the United States Focused on national and super-regional chains with individual store construction costs of $1- $5 Million

Across America Real Estate Retail Brand Partners

Business Proposition Partnering with Across America allows retailers and their developers to accelerate store openings Across America provides all required capital (100% construction project funding) Developer builds the project to suit the retailer Proceeds at sale of the completed project divided between Across America and the developer

Example Business Model Property Cost: $2.0 Million Tenant agrees to a Long term Lease in excess of 10 years. AARD forms an LLC with Development Partner to Build the Project in 6-8 months. Property is Sold for $2.5 Million at Project Completion $500 Thousand is Split between Across America and Development Partner

Market Overview Total US Retail Construction Forecast for 2007 is $89.7B, 10.4% growth over 2006* Small box retail construction segment represents $12 - $15B, or 15% of the annual total (estimated) Real estate lending by banks under increased regulatory scrutiny - creates demand for non-bank alternatives like Across America Largest retail brands are continuing to aggressively expand geographic footprint * Source: Reed Construction Data

National Account Targets Brand Current Stores Store Growth Estimate 2007-2009 Major Expansion Markets IHOP 1200 100 All Starbucks 10,595 500 All Wendy's 6,700 500 All Arby's 3,500 100 All Carl's Jr 1,000 100 West Texas Roadhouse 225 90 West/NE Lonestar 265 10 Southeast McDonald's 5,000 800 All Casual Dining Brand Current Stores Store Growth Estimate 2007-2009 Major Expansion Markets Kinko's 1,500 500 All UPS 550 200 All Family Dollar 7,000 1,350 All Dollar Tree 2,800 500 All Dollar General 8,000 200 All Service and Discount Brand Current Stores Store Growth Estimate 2007-2009 Major Expansion Markets Jiffy Lube 2,200 300 All Express Lube 220 40 All EconoLube 200 25 West / SW AutoZone 3,700 400 All 7-Eleven 27,000 (worldwide) 400 (US) All Automotive Services Source: Retail LeaseTrac.com

Executing The Business Model Three Key Components Acquiring new projects through developers and retailers Moving projects through development stage quickly and efficiently Developing additional channels for property disposition at project completion

Acquiring New Projects Continued investment in a national sales team with deep real estate expertise 5 regions, each led by a regional VP; target of 24 salespeople by end of 2007 Focus on larger developers with multi- location opportunities Targeting and building relationships with national brands Establishing alliances with major commercial real estate firms

Pacific NW (inc. N. CA, Nevada) Southwest (inc. S. CA, Las Vegas) South Central Southeast Mid-Atlantic Unassigned / Opportunistic 1 Regional VP (Florida) 1 Account Exec (Atlanta) 2 Contractors (JAX, TPA, ORL) 1 Regional VP (N. Carolina) 1 Account Exec (Virginia) 2 Contractors (Carolinas and TN) 1 Regional VP (Dallas) 1 Account Exec (Houston / LA) 3 Contractors (KS, OK, MO) 1 Regional VP (Boise) 1 Account Exec (Seattle) 1 Account Exec (Northern CA) 1 Contractor (Portland) 1 Regional VP (Phoenix) 1 Account Exec (Southern CA) 1 Account Exec (CO) 3 Contractors (SLC, ALB, Tucson) National Sales Force (2007 Estimate)

New Project Prospects/Pipeline (Partial Listing) Anticipated 2007 Project Starts FedEx Kinkos - 30 locations Family Dollar - 10 east coast locations Honest-1 Auto Care - 10 southeast locations Carl's Jr. - 15 northwestern locations CVS - 5 south central locations Project starts represent $135-150 Million in potential revenue to Across America

Access to Capital Completed $20M Private Placement Sept 2006 $14 Million Subordinated Debt $6 Million Convertible Preferred Equity Current Senior Credit Facility of $10 Million Anticipate Increasing to $25 Million in 1st Qtr 2007 Capital Sources in place today give Across America $90 Million in project funding capacity

Financial Projections 2007 Projects Completed: 25 to 30 Revenues: $55-65 Million Net Income: $1.3-2.0 Million EPS: $0.08-0.12 2008 Projects Completed 60 to 80 Revenues $125-165 Million Net Income $3.8-6.6 Million EPS $0.24-0.40

Executive Management Team Ann Schmitt, CEO Over 20 years experience in key leadership roles within the financial services industry Formerly President of Aimbridge Lending, second largest auto loan originator and processing company in the US for small to mid-sized financial institutions Has held senior leadership roles with Citibank, US Bank, MasterCard International and Dove Consulting James Creamer, CFO Over 15 year experience in both investment banking and commercial banking industries Formerly Vice President of Commercial Banking at Vectra Bank, Colorado Has held investment banking and equity analyst positions at Hanifen, Imhoff, Global Capital Securities and JP Turner

Investor Relations National broker / broker development program Ongoing and consistent communication with existing shareholders New investor marketing and development plan

Summary Scalable and Profitable Business Model National distribution system / sales team maturing in 2007 and will have a material impact on results Executive management team with proven track record of results Company on a growth path in 2007 which accelerates in 2008 and beyond Company is implementing multi-tiered Investor Relations program

We Make Retail Happen. 100%.